EXHIBIT 99.2


                                LEHMAN BROTHERS


                                  Transaction

Date:         26 December, 2006

To:           Countrywide Home Loans, Inc.
              Attention:   Documentation Unit


From:         Lehman Brothers Special Financing Inc.
              Mandy Lee - Confirmations Group
              Facsimile:   (+1) 646-885-9551 (United States of America)
              Telephone:   212-526-9257

Ref. Numbers: Risk ID: 1384211L / Effort ID: N1169421 / Global Deal ID: 2799624

-------------------------------------------------------------------------------
Dear Sir or Madam:

The purpose of this communication (this "Confirmation") is to confirm the terms and conditions of the transaction (the "Transaction") entered into between Lehman Brothers Special Financing Inc. ("Party A") and Countrywide Home Loans, Inc. ("Party B") on the Trade Date specified below. This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 06 June, 1996, as amended and supplemented from time to time, between Party A and Party B (the "Agreement"). All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and the terms of this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a "Transaction" shall be deemed to be references to a "Swap Transaction".

Party A and Party B each represents that entering into the Transaction is within its capacity, is duly authorized and does not violate any laws of its jurisdiction of organization or residence or the terms of any agreement to which it is a party. Party A and Party B each represents that (a) it is not relying on the other party in connection with its decision to enter into this Transaction, and neither party is acting as an advisor to or fiduciary of the other party in connection with this Transaction regardless of whether the other party provides it with market information or its views; (b) it understands the risks of the Transaction and any legal, regulatory, tax, accounting and economic consequences resulting therefrom; and (c) it has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives. Party A and Party B each represents that upon due execution and delivery of this Confirmation, it will constitute a legally valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable principles of bankruptcy and creditors' rights generally and to equitable principles of general application.





                     LEHMAN BROTHERS SPECIAL FINANCING INC.
                              LEHMAN BROTHERS INC.
                     745 SEVENTH AVENUE, NEW YORK NY 10019

The terms of the particular Transaction to which this Confirmation relates are as follows:


  General Terms:

     Trade Date:                       19 December, 2006

     Effective Date:                   29 December, 2006

     Termination Date:                 25 December, 2012

                                       For purposes of the final Calculation
                                       Period on the Floating Amounts,
                                       Termination Date will be subject to
                                       adjustment in accordance with the
                                       Following Business Day Convention, and
                                       for purposes of the final Calculation
                                       Period on the Fixed Amounts, Termination
                                       Date will be subject to no adjustment.

     Notional Amount:                  With respect to each Calculation Period,
                                       the lesser of (i) the Notional Amount as set forth in Appendix A attached hereto and (ii) the aggregate Principal Balance of the Reference Assets on or about the 15th calendar day of each month, commencing in the month of January 2007.

     Referenced Assets:                CWABS, Inc. Asset-Backed Certificates
                                       Series 2006-26, Class 1-A (Cusip:
                                       12668HAA8), Class 2-A-1 (Cusip:
                                       12668HAB6), Class 2-A-2 (Cusip:
                                       12668HAC4), Class 2-A-3 (Cusip:
                                       12668HAD2), Class 2-A-4 (Cusip:
                                       12668HAE0), Class M-1 (Cusip:
                                       12668HAF7), Class M-2 (Cusip:
                                       12668HAG5), Class M-3 (Cusip:
                                       12668HAH3), Class M-4 (Cusip:
                                       12668HAJ9), Class M-5 (Cusip:
                                       12668HAK6), Class M-6 (Cusip:
                                       12668HAL4), Class M-7 (Cusip:
                                       12668HAM2), Class M-8 (Cusip:
                                       12668HAN0), Class M-9 (Cusip:
                                       12668HAP5), Class B (Cusip: 12668HAQ3).

Principal Balance:

                                       As reported on Bloomberg Financial
                                       Services, Inc. ("Bloomberg"): by entering the Cusip, (Mtge), type "pdi4", (Go). If Bloomberg fails to publish the aggregate Principal Balance of the Referenced Assets or the parties fail to agree on the aggregate Principal Balance of the Referenced Assets for any Calculation Period, the aggregate Principal Balance of the Referenced Assets shall be determined by the Calculation Agent pursuant to the Pooling and Servicing Agreement, dated as of 01 December, 2006, by and among CWABS Inc., as depositor, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans, Inc., as a seller, Countrywide Home Loans Servicing L.P., as master servicer , The Bank of New York, as trustee and The Bank of New York Trust Company, N.A., as co-trustee.


        Risk ID: 1384211L / Effort ID: 1169421 / Global Deal ID: 2799624

  Floating Amounts:

     Floating Amount Payer:            Party A

     Floating Amount Payer Period End  The 25th calendar day of each month,
     Dates: from and including 25 January, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

     Floating Amount Payer Payment     One (1) Business Day prior to each
     Dates:                            Floating Amount Payer Period End Date.

     Floating Rate Option:             USD-LIBOR-BBA

     Designated Maturity:              1 month

     Spread:                           Inapplicable

     Floating Rate Day Count Fraction: Actual/360

     Reset Dates:                      The first day of each Calculation Period

  Fixed Amounts:

     Fixed Amount Payer:               Party B

     Fixed Amount Payer Period End     The 25th calendar day of each month,
     Dates:                            from and including 25 January, 2007 to
                                       and including the Termination Date,
                                       subject to no adjustment.

     Fixed Amount Payer Payment Dates: The 25th calendar day of each month, from and including 25 January, 2007 to and
                                       including the Termination Date, subject
                                       to adjustment in accordance with the
                                       Following Business Day Convention.

     Fixed Rate:                       5.12% per annum

     Fixed Rate Day Count Fraction:    30/360

  Business Days:                       New York

  Additional Payment:                  Party A shall pay Party B the sum of USD
                                       1,280,000.00 on the Effective Date
                                       subject to adjustment in accordance with the Following Business Day Convention.



   Risk ID: 1384211L / Effort ID: 1169421 / Global Deal ID: 2799624

   Additional Provision:

      Netting: With respect to each Calculation Period, if a Net Payment Amount for such Calculation Period is owed by Party A, then such Net Payment Amount shall be paid by Party A to Party B on the Floating Amount Payer Payment Date, and if a Net Payment Amount for such Calculation Period is owed by Party B, then such Net Payment Amount shall be paid by Party B to Party A on the Fixed Amount Payer Payment Date.

                        Where,

                        Net Payment Amount shall mean, for a Calculation Period, the excess of the larger aggregate amount payable and currently owed by one party over the smaller aggregate amount payable and currently owed by the other party.


  Miscellaneous:

     Calculation Agent:                      As stated in the Agreement.

     Office: For the purposes of this Transaction, Party A is not a Multibranch Party, and the Office of Party B is its Head Office.

  Account Details:

     Account Details of Party A:             JPMorgan Chase Bank, New York
                                             ABA #: 021000021
                                             A/C of Lehman Brothers Special
                                             Financing Inc.
                                             A/C # 066-143-543

     Account Details of Party B:             As per Party B's standard
                                             settlement instructions.


Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number (+1) 646-885-9551 (United States of America), Attention: Confirmations Group.


Yours sincerely,                          Accepted and agreed to:

Lehman Brothers Special Financing Inc.    Countrywide Home Loans, Inc.


/s/ By: Anatoly Kozlov                    By: /s/ Michael J. Smith
Name: Anatoly Kozlov                      Name: Michael J. Smith
Title: Authorized Signatory               Title: Managing Director at Portfolio
                                                 Management



        Risk ID: 1384211L / Effort ID: 1169421 / Global Deal ID: 2799624

                                   Appendix A

    ------------------------------------------------------------------------
      *Calculation Periods    *Calculation Periods up     Notional Amount
       from and including         to but excluding            (USD)
    ------------------------------------------------------------------------
    29 December, 2006         25 January, 2007           1,160,400,000.00
    ------------------------------------------------------------------------
    25 January, 2007          25 February, 2007          1,153,923,253.00
    ------------------------------------------------------------------------
    25 February, 2007         25 March, 2007             1,146,163,842.00
    ------------------------------------------------------------------------
    25 March, 2007            25 April, 2007             1,137,023,829.00
    ------------------------------------------------------------------------
    25 April, 2007            25 May, 2007               1,126,510,578.00
    ------------------------------------------------------------------------
    25 May, 2007              25 June, 2007              1,114,636,425.00
    ------------------------------------------------------------------------
    25 June, 2007             25 July, 2007              1,101,503,866.00
    ------------------------------------------------------------------------
    25 July, 2007             25 August, 2007            1,087,470,567.00
    ------------------------------------------------------------------------
    25 August, 2007           25 September, 2007         1,072,244,655.00
    ------------------------------------------------------------------------
    25 September, 2007        25 October, 2007           1,055,863,639.00
    ------------------------------------------------------------------------
    25 October, 2007          25 November, 2007          1,038,349,494.00
    ------------------------------------------------------------------------
    25 November, 2007         25 December, 2007          1,020,661,749.00
    ------------------------------------------------------------------------
    25 December, 2007         25 January, 2008             795,676,771.00
    ------------------------------------------------------------------------
    25 January, 2008          25 February, 2008            779,835,680.00
    ------------------------------------------------------------------------
    25 February, 2008         25 March, 2008               763,619,910.00
    ------------------------------------------------------------------------
    25 March, 2008            25 April, 2008               747,061,263.00
    ------------------------------------------------------------------------
    25 April, 2008            25 May, 2008                 730,176,993.00
    ------------------------------------------------------------------------
    25 May, 2008              25 June, 2008                712,995,219.00
    ------------------------------------------------------------------------
    25 June, 2008             25 July, 2008                688,187,130.00
    ------------------------------------------------------------------------
    25 July, 2008             25 August, 2008              671,758,108.00
    ------------------------------------------------------------------------
    25 August, 2008           25 September, 2008           655,644,706.00
    ------------------------------------------------------------------------
    25 September, 2008        25 October, 2008             639,836,991.00
    ------------------------------------------------------------------------
    25 October, 2008          25 November, 2008            624,324,737.00
    ------------------------------------------------------------------------
    25 November, 2008         25 December, 2008            609,083,018.00
    ------------------------------------------------------------------------
    25 December, 2008         25 January, 2009             512,936,250.00
    ------------------------------------------------------------------------
    25 January, 2009          25 February, 2009            500,420,611.00
    ------------------------------------------------------------------------
    25 February, 2009         25 March, 2009               488,217,258.00
    ------------------------------------------------------------------------
    25 March, 2009            25 April, 2009               476,311,297.00
    ------------------------------------------------------------------------
    25 April, 2009            25 May, 2009                 464,695,643.00
    ------------------------------------------------------------------------
    25 May, 2009              25 June, 2009                453,362,267.00
    ------------------------------------------------------------------------
    25 June, 2009             25 July, 2009                427,822,335.00
    ------------------------------------------------------------------------
    25 July, 2009             25 August, 2009              417,300,475.00
    ------------------------------------------------------------------------
    25 August, 2009           25 September, 2009           407,027,046.00
    ------------------------------------------------------------------------
    25 September, 2009        25 October, 2009             396,993,729.00
    ------------------------------------------------------------------------
    25 October, 2009          25 November, 2009            387,194,287.00
    ------------------------------------------------------------------------
    25 November, 2009         25 December, 2009            377,621,403.00
    ------------------------------------------------------------------------
    25 December, 2009         25 January, 2010             183,785,895.00
    ------------------------------------------------------------------------


        Risk ID: 1384211L / Effort ID: 1169421 / Global Deal ID: 2799624

    ------------------------------------------------------------------------
    25 January, 2010          25 February, 2010            181,016,419.00
    ------------------------------------------------------------------------
    25 February, 2010         25 March, 2010               178,373,886.00
    ------------------------------------------------------------------------
    25 March, 2010            25 April, 2010               175,330,052.00
    ------------------------------------------------------------------------
    25 April, 2010            25 May, 2010                 172,498,391.00
    ------------------------------------------------------------------------
    25 May, 2010              25 June, 2010                169,723,490.00
    ------------------------------------------------------------------------
    25 June, 2010             25 July, 2010                167,056,950.00
    ------------------------------------------------------------------------
    25 July, 2010             25 August, 2010              164,375,078.00
    ------------------------------------------------------------------------
    25 August, 2010           25 September, 2010           161,797,586.00
    ------------------------------------------------------------------------
    25 September, 2010        25 October, 2010             159,433,201.00
    ------------------------------------------------------------------------
    25 October, 2010          25 November, 2010            156,925,987.00
    ------------------------------------------------------------------------
    25 November, 2010         25 December, 2010            154,616,453.00
    ------------------------------------------------------------------------
    25 December, 2010         25 January, 2011             152,150,337.00
    ------------------------------------------------------------------------
    25 January, 2011          25 February, 2011            150,160,528.00
    ------------------------------------------------------------------------
    25 February, 2011         25 March, 2011               148,218,865.00
    ------------------------------------------------------------------------
    25 March, 2011            25 April, 2011               145,937,400.00
    ------------------------------------------------------------------------
    25 April, 2011            25 May, 2011                 143,768,698.00
    ------------------------------------------------------------------------
    25 May, 2011              25 June, 2011                141,611,936.00
    ------------------------------------------------------------------------
    25 June, 2011             25 July, 2011                139,562,258.00
    ------------------------------------------------------------------------
    25 July, 2011             25 August, 2011              137,534,935.00
    ------------------------------------------------------------------------
    25 August, 2011           25 September, 2011           135,619,958.00
    ------------------------------------------------------------------------
    25 September, 2011        25 October, 2011             133,892,208.00
    ------------------------------------------------------------------------
    25 October, 2011          25 November, 2011            132,101,549.00
    ------------------------------------------------------------------------
    25 November, 2011         25 December, 2011            130,316,617.00
    ------------------------------------------------------------------------
    25 December, 2011         25 January, 2012             127,325,343.00
    ------------------------------------------------------------------------
    25 January, 2012          25 February, 2012            125,130,001.00
    ------------------------------------------------------------------------
    25 February, 2012         25 March, 2012               123,145,343.00
    ------------------------------------------------------------------------
    25 March, 2012            25 April, 2012               120,997,288.00
    ------------------------------------------------------------------------
    25 April, 2012            25 May, 2012                 119,125,060.00
    ------------------------------------------------------------------------
    25 May, 2012              25 June, 2012                117,019,414.00
    ------------------------------------------------------------------------
    25 June, 2012             25 July, 2012                115,123,046.00
    ------------------------------------------------------------------------
    25 July, 2012             25 August, 2012              113,334,796.00
    ------------------------------------------------------------------------
    25 August, 2012           25 September, 2012           111,611,057.00
    ------------------------------------------------------------------------
    25 September, 2012        25 October, 2012             110,023,163.00
    ------------------------------------------------------------------------
    25 October, 2012          25 November, 2012            108,345,665.00
    ------------------------------------------------------------------------
    25 November, 2012         25 December, 2012            106,800,235.00
    ------------------------------------------------------------------------

     *with respect to each Fixed Amount Payer Period End Date, all such dates are subject to no adjustment, and with respect to each Floating Amount Payer Period End Date, all such dates are subject to adjustment in accordance with the Following Business Day Convention.


        Risk ID: 1384211L / Effort ID: 1169421 / Global Deal ID: 2799624